Exhibit 99.1

Trinity Capital Inc. Originates $773 Million of New Commitments in the Third Quarter of 2025

Company funds $471 million of investments in the third quarter of 2025

PHOENIX, October 9, 2025 /PRNewswire/ -- Trinity Capital Inc. (Nasdaq: TRIN) (“Trinity Capital” or the “Company”), a leading alternative asset manager, today announced a portfolio update for the third quarter and first three quarters of 2025. Trinity Capital originated $773 million of new commitments in the third quarter of 2025, bringing new commitments for the first three quarters of 2025 to $1.5 billion.

Third quarter 2025 investment highlights:

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Investments funded totaled approximately $471 million, which was comprised of $381 million in secured loans, $57 million in equipment financings and $33 million in warrant and equity investments.
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The Company originated approximately $773 million of new commitments, which was comprised of $685 million in secured loans, $54 million in equipment financings and $34 million in equity investments.
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The Company funded approximately $272 million to 17 new portfolio companies, $176 million to 20 existing portfolio companies and $23 million to multi-sector holdings.
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Proceeds received from repayments and exits of the Company’s investments totaled approximately $255 million, which included $56 million from early debt repayments, $79 million from scheduled/amortizing debt payments and $120 million from investments sold to multi-sector holdings.

Aggregate investment highlights for the first three quarters of 2025:

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Investments funded total approximately $1.1 billion, which was comprised of $825 million in secured loans, $197 million in equipment financings and $35 million in warrant and equity investments.
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The Company originated approximately $1.5 billion of total new commitments, which was comprised of $1.3 billion in secured loans, $240 million in equipment financings and $36 million in equity investments.
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The Company funded approximately $669 million to 38 new portfolio companies, $365 million to 32 existing portfolio companies and $23 million to multi-sector holdings.
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Proceeds received from repayments and exits of the Company's investments totaled approximately $607 million, which included $224 million from early debt repayments, $192 million from scheduled/amortizing debt payments, $190 million from investments sold to multi-sector holdings and $1 million from warrant and equity exits.

Trinity Capital will release its complete third quarter 2025 financial results on Wednesday, November 5, 2025 and will discuss its financial results on a conference call the same day at 12:00 p.m. ET.

To listen to the call, please dial (800) 267-6316 or (203) 518-9783 internationally and reference Conference ID: TRINQ325 if asked, approximately 10 minutes prior to the start of the call. A live webcast of the third quarter 2025 financial results conference call will also be available on the Investor Relations section of the Company's website at ir.trinitycapital.com. A replay will be available on the Company's website for 90 days following the conference call.

About Trinity Capital Inc.

Trinity Capital Inc. (Nasdaq: TRIN) is an international alternative asset manager that seeks to deliver consistent returns for investors through access to private credit markets. Trinity Capital sources and structures investments in well-capitalized growth-oriented companies across five distinct lending verticals: Sponsor Finance, Equipment Finance, Tech Lending, Asset Based Lending, and Life Sciences. Headquartered in Phoenix, Arizona, Trinity Capital’s dedicated team is strategically located across the United States and Europe. For more information on Trinity Capital, please visit trinitycapital.com and stay connected to the latest activity via LinkedIn and X (@trincapital).

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release. More information on risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and subsequent SEC filings.

Contact

Ben Malcolmson

Head of Investor Relations

Trinity Capital, Inc.

ir@trinitycapital.com

(480) 852-3950